UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 7, 2011

HMS Holdings Corp.

(Exact Name of Registrant as Specified in its Charter)

New York	0-50194	11-3656261
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 Park Avenue South, New York, New York	10016
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 725-7965

Not applicable.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On November 7, 2011, HMS Holdings Corp. (the “Registrant”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among the Registrant, Montmartre Merger Sub, Inc., a Nevada corporation and wholly owned subsidiary of Registrant (“Merger Sub”), HDI Holdings, Inc., a Nevada corporation (“HDI”), and with respect to Articles II, VIII, IX and X only, Fortis Advisors LLC, as Securityholders’ Representative (“Securityholders’ Representative”). Pursuant to the Merger Agreement, and subject to the conditions thereof, upon the closing of the transactions contemplated thereby (the “Closing”), Merger Sub will merge with and into HDI, and HDI, as the surviving corporation, will become a wholly owned subsidiary of Registrant (the “Merger”).

Subject to the terms and conditions of the Merger Agreement, upon the Closing, Registrant will pay to the holders of HDI’s capital stock and to the holders of options to purchase shares of HDI’s capital stock (to the extent that all or any portion of such options are vested under and issuable upon exercise of such options as of immediately prior to the Closing) a total of $400 million less certain transaction expenses (the “Consideration”). The Consideration will consist of $384 million in cash, approximately $37 million of which will be immediately applied towards the repayment of certain indebtedness of HDI, and an additional $16 million which will be attributed to the assumption of then unvested options.  A portion of the cash component of the Consideration will consist of funds from the proceeds of a $350 million bank term loan facility that the Registrant plans to enter into at the time of Closing.

At the Closing, all of the outstanding shares of HDI’s capital stock will be cancelled and converted into the right to receive a portion of the cash payments described above. Any HDI option outstanding at the Closing, to the extent that shares of common stock subject to any such option were vested under and issuable upon exercise of such option as of immediately prior to the Closing (after giving effect to any acceleration of vesting required as a result of the Merger), will be cancelled and will be converted into the right to receive a portion of the cash payments described above. The assumed options will be adjusted as to exercise price and number of shares to convert them into options for HMS stock.

At the Closing, Registrant will also enter into an escrow agreement in a customary form (the “Escrow Agreement”) and deposit an aggregate amount of ten percent of the Purchase Price (as defined in the Merger Agreement) into two separate escrow funds for the purposes of (i) securing the indemnification rights of the Registrant for any and all losses for which it is entitled to indemnification pursuant to the Merger Agreement or the Escrow Agreement and (ii) reimbursing the Securityholders’ Representative.

Also at the Closing, pursuant to the Merger Agreement, Registrant will enter into employment agreements with several employees of HDI.

Registrant and HDI currently expect the Closing to occur before the end of calendar year 2011.  The consummation of the Merger is subject to the satisfaction or waiver of customary conditions, as set forth in the Merger Agreement including, among other things, the approval of the Merger Agreement by HDI stockholders, the number of dissenting stockholders not exceeding a specified threshold, obtaining certain third party consents, the continued employment of certain individuals and the receipt of domestic regulatory approvals. Registrant and HDI have further agreed, pursuant to the terms of the Merger Agreement, that HDI will not solicit other acquisition proposals and that Registrant will use its reasonable best efforts to secure financing for the Merger.

Registrant and HDI have made certain customary representations and warranties to each other in the Merger Agreement, including representations and warranties made by HDI related to capitalization,

the absence of undisclosed liabilities, environmental matters, real property, intellectual property, assets, employee benefits, and governmental contracts.

The Merger Agreement also contains certain termination rights of Registrant and HDI, including in the event of certain breaches of representations warranties and covenants by the other party and in the event that the Closing does not occur prior to March 31, 2012.  Pursuant to the Merger Agreement, Registrant and HDI have also entered into certain customary covenants, including without limitation, covenants regarding: obtaining the requisite approval of the holders of HDI’s capital stock, the signing of employment agreements, making required regulatory filings, the operation of HDI’s business in between the date the agreement was executed and the Closing, the provision of indemnification and insurance for HDI’s directors and officers after the Closing and access to information of each of the parties.

CAUTIONARY NOTE REGARDING FORWARD LOOKING STATEMENTS

Any statements in this Current Report on Form 8-K about future expectations, plans and prospects for Registrant, including statements about the expected timetable for consummation of the proposed transaction among Registrant, Merger Sub and HDI, and any other statements about Registrant, Merger Sub and HDI, or about Registrant’s future expectations, beliefs, goals, plans or prospects, constitute forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934.  Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered forward-looking statements.  A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements, including the parties’ ability to consummate the transaction; the conditions to the completion of the transaction, including the receipt of certain consents required in connection with the transaction which may not be obtained on the terms expected or on the anticipated schedule; the parties’ ability to meet expectations regarding the timing, completion and accounting and tax treatments of the transaction; the possibility that the parties may be unable to achieve expected synergies and operating efficiencies within the expected time-frames or at all or be unable to successfully integrate HDI’s operations into those of Registrant; the possibility that the integration of HDI into Registrant may be more difficult, time consuming or costly than expected; resulting increases in operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers); the ability of Registrant to retain certain key employees of HDI; and the other factors described in Registrant’s reports filed with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended 2010.  Registrant assumes no obligation to update the information in this Current Report on Form 8-K, except as otherwise required by law.  Readers are cautioned not to place undue reliance on these forward looking statements that speak only as of the date hereof.

Item 7.01.      Regulation FD Disclosure.

On November 7, 2011, Registrant issued a press release announcing the execution of the Merger Agreement and providing updated earnings guidance for fiscal years 2011 and 2012. A copy of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K. The slide presentation presented on the conference call to discuss the Merger Agreement is furnished as Exhibit 99.2 hereto.  The information under this Item 7.01 and in Exhibits 99.1 and 99.2 hereto is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended or otherwise subject to the liabilities of that section.  The information under this Item 7.01 and Exhibits 99.1 and 99.2 hereto shall not be deemed incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, unless otherwise expressly indicated in such registration statement or other document.

Item 9.01 Financial Statements and Exhibits.

(c)           Exhibits:

Exhibit No.	Exhibit Description

99.1	Press Release dated November 7, 2011
99.2	Slide presentation from November 7, 2011 conference call

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HMS HOLDINGS CORP.

Date: November 8, 2011	/s/ Walter D. Hosp
Walter D. Hosp
Chief Financial Officer & Chief Administrative Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release dated November 7, 2011
99.2	Slide presentation from November 7, 2011 conference call